Exhibit 99.1

Unaudited Historical Financial Information

The following tables include unaudited historical summary financial information reflecting the realignment of the Company's operating segment results on a continuing operations basis (in millions):

	Net Sales
	Fiscal 2025	Fiscal 2024					Fiscal 2023
	Q1	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Americas	$3,627	$3,472	$3,834	$4,035	$4,265	$15,606	$3,321	$3,598	$3,736	$3,874	$14,529
EMEA	1,157	1,099	1,164	1,177	1,180	4,620	1,069	1,163	1,163	1,096	4,491
APAC	642	638	599	686	803	2,726	765	785	878	883	3,311
Total Net Sales	$5,426	$5,209	$5,597	$5,898	$6,248	$22,952	$5,155	$5,546	$5,777	$5,853	$22,331

	Segment EBITA
	Fiscal 2025	Fiscal 2024					Fiscal 2023
	Q1	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Americas	$589	$475	$574	$804	$826	$2,679	$478	$551	$641	$673	$2,343
EMEA	136	110	133	154	164	561	104	95	108	111	418
APAC	90	93	99	128	158	478	127	123	182	177	609

	Adjusted Segment EBITA (non-GAAP)
	Fiscal 2025	Fiscal 2024					Fiscal 2023
	Q1	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Americas	$589	$475	$593	$743	$826	$2,637	$518	$521	$641	$673	$2,353
EMEA	136	110	137	154	181	582	104	95	108	111	418
APAC	90	93	102	128	158	481	127	123	182	177	609

The following tables reconcile Segment EBITA as reported to the comparable adjusted Segment EBITA amounts (in millions):

	Americas
	Fiscal 2025	Fiscal 2024					Fiscal 2023
	Q1	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Segment EBITA	$589	$475	$574	$804	$826	$2,679	$478	$551	$641	$673	$2,343
Adjusting items:

Earn-out adjustments	—	—	(7)	(61)	—	(68)	—	(30)	—	—	(30)
Uninsured warehouse fire loss	—	—	—	—	—	—	40	—	—	—	40
Product quality costs	—	—	26	—	—	26	—	—	—	—	—

Adjusted Segment EBITA (non-GAAP)	$589	$475	$593	$743	$826	$2,637	$518	$521	$641	$673	$2,353

	EMEA
	Fiscal 2025	Fiscal 2024					Fiscal 2023
	Q1	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Segment EBITA	$136	$110	$133	$154	$164	$561	$104	$95	$108	$111	$418
Adjusting items:

EMEA joint venture loss	—	—	—	—	17	17	—	—	—	—	—
Product quality costs	—	—	4	—	—	4	—	—	—	—	—

Adjusted Segment EBITA (non-GAAP)	$136	$110	$137	$154	$181	$582	$104	$95	$108	$111	$418

	APAC
	Fiscal 2025	Fiscal 2024					Fiscal 2023
	Q1	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Segment EBITA	$90	$93	$99	$128	$158	$478	$127	$123	$182	$177	$609
Adjusting items:

Product quality costs	—	—	3	—	—	3	—	—	—	—	—

Adjusted Segment EBITA (non-GAAP)	$90	$93	$102	$128	$158	$481	$127	$123	$182	$177	$609

Non-GAAP Measures

The Company reports adjusted segment EBITA, which is a non-GAAP measure, in this exhibit. Non-GAAP measures should be considered in addition to, and not as replacements for, the most comparable GAAP measures.

Adjusted segment EBITA is a non-GAAP measure derived by excluding certain amounts from the corresponding financial measure determined in accordance with GAAP. The determination of the excluded amounts is a matter of management judgment and depends upon the nature and variability of the underlying expense or income amounts and other factors.

As detailed in the tables above, the following items were excluded from adjusted segment EBITA:

•Earn-out adjustments relate to earn-out liabilities associated with certain significant acquisitions and may have a favorable or unfavorable impact on results.

•Product quality costs are costs related to a product quality issue that is unusual due to the magnitude of the expected cost to remediate in comparison to typical product quality issues experienced by the Company.

•EMEA joint venture loss relates to certain non-recurring losses associated with the equity method accounting of a joint venture company.

•Uninsured warehouse fire loss reflects clean up costs and inventory losses attributable to a fire at a warehouse in Menominee, Michigan.

Management believes the exclusion of these items is useful to investors due to the unusual nature and/or magnitude of the amounts. When considered together with unadjusted amounts, adjusted segment EBITA is useful to investors in understanding period-over-period operating results, business trends and ongoing operations of the Company. Management may also use this metric as a guide in forecasting, budgeting and long-term planning processes and for compensation purposes.

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